UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 21, 2022

 TEAM, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08604	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13131 Dairy Ashford, Suite 600
Sugar Land, Texas 77478
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (281) 331-6154
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.30 par value	TISI	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modifications to Rights of Security Holders
In connection with the previously announced one-for-ten reverse stock split (the “Reverse Stock Split”) of shares of common stock, par value $0.30 per share (the “Common Stock”), of Team, Inc. (the “Company”), the Company has filed a Certificate of Amendment (the “Certificate of Amendment”) to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Reverse Stock Split. The Certificate of Amendment, effective as of 5:00 p.m., Eastern Time, on December 21, 2022 (the “Effective Time”), converted every ten shares of the issued and outstanding Common Stock into one share of Common Stock of the Company. The Reverse Stock Split also effected a proportionate reduction in the Company’s authorized shares of Common Stock from 120,000,000 shares to 12,000,000 shares, and reduced the number of shares of Common Stock outstanding from 43,429,089 shares to 4,342,909 shares. The Common Stock began trading on a reverse split-adjusted basis on the New York Stock Exchange (the “NYSE”) at the opening of trading on December 22, 2022 (the “Effective Date”). The Common Stock will continue trading on the NYSE under the symbol “TISI” with a new CUSIP number (878155 308).

Proportionate adjustments were made to the number of shares of Common Stock issuable upon exercise or conversion of the Company’s outstanding warrants, equity awards and convertible securities, as well as the applicable exercise prices. Specifically, as a result of the Reverse Stock Split, on the Effective Date, pursuant to and in accordance with Section 4.04(b) of that certain indenture (the “Indenture”), dated as of July 31, 2017, between the Company and Truist Bank (formerly known as Branch Banking and Trust Company), as trustee and conversion agent, pertaining to the Company’s 5.00% Convertible Senior Notes due 2023 (the “Notes”), the Conversion Rate (as defined in the Indenture) of the Notes was reduced from 46.0829 shares of Common Stock per $1,000 principal amount of Notes to 4.6083 shares of Common Stock per $1,000 principal amount of Notes. In addition, as a result of the Reverse Stock Split, the aggregate number of shares of Common Stock issuable pursuant to equity and equity-based awards outstanding under each of the Team, Inc. 2006 Stock Incentive Plan and the Team, Inc. 2016 Equity Incentive Plan was adjusted to reflect the Reverse Stock Split.

Pursuant to the Certificate of Amendment, any fraction of a share of Common Stock that would otherwise have resulted from the Reverse Stock Split will be settled by cash payment, without interest, in an amount equal to the proceeds attributable to the sale of such fractional interest following the aggregation and sale by Computershare Trust Company, N.A. (“Computershare”), the Company’s transfer agent, of all fractional shares otherwise issuable. The Reverse Stock Split affected all record holders of the Common Stock uniformly and did not affect any record holder’s percentage ownership interest in the Company, except for de minimis changes as a result of the elimination of fractional shares. Holders of Common Stock who hold in “street name” in their brokerage accounts do not have to take any action as a result of the Reverse Stock Split. Their accounts will be automatically adjusted to reflect the number of shares owned. Stockholders of record will be receiving information from Computershare regarding their stock ownership following the Reverse Stock Split and cash in lieu of fractional share payments, if applicable.

In addition, at the Effective Time, pursuant to and in accordance with that certain Section 382 Rights Agreement, dated as of February 2, 2022 (as may be amended from time to time, the “Rights Agreement”), between the Company and Computershare, as rights agent and transfer agent, the number of one one-thousandths of a Preferred Share (as defined in the Rights Agreement) purchasable upon exercise of each Right (as defined in the Rights Agreement) was increased from 1 to 10.000.

The foregoing description of the Certificate of Amendment is a summary and is qualified in its entirety by the terms of the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth under Item 3.03 above is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On December 21, 2022, the Company issued a press release announcing the effectiveness of the Reverse Stock Split, and on December 22, 2022, the Company issued a correction to the press release. In addition, on December 22, 2022, the Company issued a press release announcing the adjustment to the Conversion Rate of the Notes. A copy of each press release is attached hereto as Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3, respectively, and incorporated in this Item 7.01 by reference.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 and Exhibit 99.2 furnished hereunder shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit number	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Team, Inc.
99.1	Team, Inc’s Press Release issued December 21, 2022
99.2	Team, Inc.’s Correction to Press Release issued December 22, 2022
99.3	Team, Inc.’s Press Release issued December 22, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM, Inc.

By:	/s/ Nelson M. Haight
Nelson M. Haight
Chief Financial Officer (Principal Financial Officer)
Dated: December 22, 2022